Exhibit 99.1

Cedar Crest LLC

Report to:

Cedar Crest LLC

1 December 2020

Building a better working world	Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants

on Applying Agreed-Upon Procedures

Cedar Crest LLC

c/o Puglisi & Associates

850 Library Avenue, Suite 204

Newark, New Castle County

Delaware 19711

Re:	Cedar Crest LLC

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressee of this report and Security Benefit Life Insurance Company (“SBLIC” and, together, the “Specified Parties”), solely to assist the Specified Parties in evaluating the accuracy of certain information with respect to Cedar Crest LLC’s (the “Issuer”) portfolio of senior secured loans, senior secured bonds, senior unsecured notes, mezzanine loans and second lien loans (the “Collateral Obligations”) on an electronic data file and related decodes prepared by Alter Domus (US) LLC (the “Servicer”) pursuant to an indenture to be entered into between the Issuer and U.S. Bank National Association (the “Trustee”), a draft copy of which we received from SBLIC dated 17 November 2020 (the “Draft Indenture”) and a final copy of which to be dated as of the Issuer’s planned closing date of 15 December 2020 (the “Closing Date”). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Draft Indenture.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Servicer, on behalf of the Issuer, provided us with the following information:

a.

An electronic data file labeled as “Cedar Crest_v20 ADv10” and related decodes (the “Data File”) that contains information on the Collateral Obligations as of 27 November 2020 (the “Pricing Cut-off Date”),

b.	A copy of the Draft Indenture,

c.	Copies of certain Collateral Obligations’ preliminary or final credit agreements and amendments or supplements thereto (each, a “Credit Agreement”),

d.	A copy of a screenshot that the Servicer indicated they obtained from a third party vendor’s website containing spread information on a certain Collateral Obligation (the “Third Party Screenshot”) and

e.	Copies of certain Collateral Obligations’ rate set notices (each, a “Rate Set Notice”).

A member firm of Ernst & Young Global Limited

Building a better working world	Page 2

For the purpose of the procedures described in this report, SBLIC, on behalf of the Issuer, provided us with the following information:

a.	A copy of an email from an agent bank which contained information on a certain Collateral Obligation (the “Agent Confirmation”),

b.	Copies of certain Collateral Obligations’ Credit Agreements,

c.	Copies of certain Collateral Obligations’ private rating letters from KBRA, which contained KBRA Credit Assessments for the corresponding Collateral Obligations (each, a “KBRA Rating Document”) and

d.	Instructions, assumptions and methodologies (the “Assumptions”), which are shown on the attached Exhibit 1 to Attachment A.

The information provided by the Servicer and SBLIC, each on behalf of the Issuer, are collectively referred to herein as the “Source Documents”.

The procedures in Attachment A were limited to comparing certain information that is further described in Attachment A. We performed no procedures on any other information on the Pricing Date Data File (as defined on Attachment A). The Issuer is responsible for the information contained in the Pricing Date Data File (as defined on Attachment A), Source Documents, Exhibit 1 to Attachment A and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any further procedures than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Pricing Date Data File (as defined on Attachment A). We have not verified and we make no representations as to the accuracy, completeness or reasonableness of the Source Documents, or any other information obtained or provided to us. We make no representations and express no opinion or conclusion as to: (a) the existence of the Collateral Obligations, (b) questions of legal or tax interpretation, (c) the sufficiency of the requirements of the Draft Indenture, (d) the accuracy, completeness or reasonableness of the assumptions and methodologies set forth in the Draft Indenture, (e) the accuracy, completeness or reasonableness of the information provided to us by the Servicer, on behalf of the Issuer, (f) the accuracy, completeness or reasonableness of the information provided to us by SBLIC, on behalf of the Issuer, (g) the accuracy of the information obtained from third party data, news and analytics vendors (the “Data Vendors”), (h) the accuracy of the information obtained from S&P Global Inc. or their website (“S&P”), (i) the accuracy of the information obtained from Moody’s Investors Service, Inc. or their website (“Moody’s”), (j) the accuracy of the information obtained from Fitch Ratings, Inc. or their website (“Fitch”) or (k) the accuracy of the information obtained from Kroll Bond Rating Agency, LLC or their website (“KBRA”). This report does not constitute a legal determination as to the Issuer’s compliance with the Draft Indenture’s specified requirements. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants, on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

A member firm of Ernst & Young Global Limited

Building a better working world	Page 3

This agreed-upon procedures engagement was not conducted for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization or

b.	Making any findings with respect to:

i.	Whether the origination of the Collateral Obligations conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Collateral Obligations,

iii.	Whether the originator of the Collateral Obligations complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Collateral Obligations that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and credit rating agencies, who are not identified in this report as Specified Parties.

/s/ Ernst & Young LLP

1 December 2020

A member firm of Ernst & Young Global Limited

Building a better working world	Attachment A Page 1 of 3

Background

For the purpose of the procedures described in this Attachment A, the Draft Indenture relates to Issuer’s Class A Senior Secured Floating Rate Notes (the “Class A Notes”), Class A-R Senior Secured Revolving Floating Rate Notes (the “Class A-R Notes”), Class B Senior Secured Fixed Rate Notes (the “Class B Notes”), Class C Secured Deferrable Fixed Rate Notes (the “Class C Notes”), Class D Secured Deferrable Fixed Rate Notes (the “Class D Notes”), Class E Secured Deferrable Fixed Rate Notes (the “Class E Notes”) and Class F Secured Deferrable Fixed Rate Notes (the “Class F Notes” and, collectively with the Class A Notes, the Class A-R Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, the “Secured Notes”) and Subordinated Notes (the “Subordinated Notes”, and together with the Secured Notes, the “Notes”).

SBLIC, on behalf of the Issuer, indicated that the Collateral Obligations on the Pricing Date Data File (as defined herein) represent the Collateral Obligations that the Issuer is expected to own or acquire by the Closing Date. Furthermore, SBLIC, on behalf of the Issuer, indicated that the Collateral Obligations ultimately owned or acquired on the Closing Date may not include all the Collateral Obligations listed on the Pricing Date Data File (as defined herein) and may include other Collateral Obligations acquired after the Pricing Cut-off Date (as defined herein). The procedures we performed were limited to comparing certain information on the Collateral Obligations on the Pricing Date Data File (as defined herein).

Building a better working world	Attachment A Page 2 of 3

Procedures we performed and our associated findings

The procedures we performed and our associated findings were as follows:

1.

We obtained from the Servicer, on behalf of the Issuer, the Data File containing information on the Collateral Obligations as of the Pricing Cut-off Date. We compared the Characteristics and Derived Characteristics indicated below, as shown on the Data File, to the corresponding information on the Source Documents, Data Sources (as defined herein) and Additional Data Sources (as defined herein) as indicated below and the Servicer adjusted the information on the Data File to correct for differences we noted in performing the procedures described below, subject to any qualifications and exceptions stated in the Assumptions on Exhibit 1 to Attachment A. The Data File, as so adjusted, is herein referred to as the “Pricing Date Data File.”

2.

For each Collateral Obligation included in the Pricing Date Data File, we compared the following characteristics (the “Characteristics”) listed in the table below and as shown on the Pricing Date Data File with the corresponding information we obtained or derived on or after the Pricing Cut-off Date using certain Assumptions on Exhibit 1 to Attachment A and the following data sources (each, a “Data Source”), as applicable: (a) Data Vendors, (b) Credit Agreements, (c) Rate Set Notices, (d) the Agent Confirmation, (e) the Third Party Screenshot and (f) Moody’s. Where more than one Data Source is listed for a Characteristic, the Issuer instructed us to note agreement if the value on the Pricing Date Data File for the Characteristic agreed with the corresponding information on at least one of the Data Sources that are listed for such Characteristic. We performed no procedures to reconcile any differences that may exist between various Data Sources for any of the Characteristics.

Characteristics	Data Sources
Issuer (labeled as “Issuer” on the Pricing Date Data File)	Data Vendors, Moody’s, Credit Agreements

Spread/Coupon

(labeled as “Stated Spread/ Rate” for the funded commitment portion, if any, of Collateral Obligations and “Unfunded Coupon” for the unfunded commitment portion of Collateral Obligations, as applicable on the Pricing Date Data File)

Data Vendors, Credit Agreements, Agent Confirmation, Third Party Screenshot, Rate Set Notices

Stated Maturity (labeled as “Maturity” on the Pricing Date Data File)	Data Vendors, Credit Agreements

Except for the information provided in the Assumptions on Exhibit 1 to Attachment A, all Characteristics were in agreement. In performing this procedure, we were instructed by the Issuer to ignore differences that appeared to be due to abbreviation, truncation or punctuation or differences that are within (i) +/- 0.01% or less or (ii) +/- 30 days or less.

Building a better working world	Attachment A Page 3 of 3

3.

For each Collateral Obligation included in the Pricing Date Data File, we compared the following characteristics (the “Derived Characteristics”) listed in the table below and as shown on the Pricing Date Data File, with the corresponding information we obtained or derived on or after the Pricing Cut-off Date using the Draft Indenture, certain Assumptions on Exhibit 1 to Attachment A, information on the Pricing Date Data File and the following data sources (each, an “Additional Data Source”), as applicable: (a) Data Vendors, (b) Moody’s, (c) S&P, (d) Fitch and (e) KBRA Rating Documents. Where more than one Additional Data Source is listed for a Derived Characteristic, the Issuer instructed us to note agreement if the value on the Pricing Date Data File for the Derived Characteristic agreed with the corresponding information on at least one of the Additional Data Sources that are listed for such Derived Characteristic. We performed no procedures to reconcile any differences that may exist between various Additional Data Sources for any of the Derived Characteristics.

Derived Characteristics	Additional Data Sources
Moody’s Default Probability Rating (labeled as “Moody’s CFR Derived Rating” on the Pricing Date Data File)	Data Vendors, Moody’s

S&P Rating (labeled as “S&P ICR” on the Pricing Date Data File)	S&P

Fitch Rating (labeled as “Fitch Derived Rating” on the Pricing Date Data File)	Fitch, Moody’s, S&P

KBRA Rating (labeled as “KBRA Derived Rating” on the Pricing Date Data File)	Fitch, Moody’s, S&P, KBRA Rating Documents

Except for the information provided in the Assumptions on Exhibit 1 to Attachment A, all Derived Characteristics were in agreement.

We performed no other procedures on any other information on the Pricing Date Data File.

Exhibit 1 to Attachment A

Assumptions

(refer to Items 1., 2. and 3.)

1.	For the purpose of comparing the “Issuer” Characteristic, SBLIC, on behalf of the Issuer, instructed us to use either the obligor, the parent company of the obligor or a co-borrower with the obligor.

2.

For the purpose of deriving the “S&P Rating” Derived Characteristic, SBLIC, on behalf of the Issuer, indicated that if the issuer credit rating is not available, the issuer credit rating of a parent is to be used instead.

3.

For the purpose of deriving the “Fitch Rating” Derived Characteristic, SBLIC, on behalf of the Issuer, indicated that if the issuer default rating is not available, the issuer default rating of a parent is to be used instead.

4.

For the purpose of deriving the “KBRA Rating” Derived Characteristic, SBLIC, on behalf of the Issuer, indicated that they have requested a KBRA Credit Assessment for the following Collateral Obligation, as identified on the Pricing Date Data File; however, as of the Pricing Cut-off Date they have not received the KBRA Credit Assessment and as such this Collateral Obligations has the corresponding value for “KBRA Rating” Derived Characteristic:

Issuer	Bond/Loan	KBRA Derived Rating
	Revolver	NR

5.

SBLIC, on behalf of the Issuer, indicated that the following Collateral Obligations, as identified on the Pricing Date Data File, have the corresponding values for the “Stated Maturity” Characteristic:

Issuer	Bond/Loan	Stated Maturity
	TL B 1L	11/24/2025

	1L TL	11/25/2026

	1L Term Loan	11/25/2027

6.	SBLIC, on behalf of the Issuer, indicated that the following Collateral Obligations, as identified on the Pricing Date Data File, have the corresponding values for the “Coupon/Spread” Characteristic:

Issuer	Bond/Loan	Stated Maturity
	TERM LOAN	5.750%

	1L TL	6.750%

	Term Loan	7.500%

	TL B 1L	5.000%

	1L TL	5.750%

	1L Term Loan	5.500%